UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2005
                                                         -----------------


                            CIRCUIT CITY STORES, INC.
             (Exact name of registrant as specified in its charter)

                                    Virginia
                         (State or other jurisdiction of
                         incorporation or organization)


          001-05767                                             54-0493875
          ---------                                             ----------
         (Commission                                         (I.R.S. Employer
          File No.)                                         Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
               (Address of principal executive offices) (Zip Code)


                                 (804) 527-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                        SECTION 2 - FINANCIAL INFORMATION

Item 2.05 Costs Associated With Exit or Disposal Activities.

On February 16, 2005, Circuit City Stores, Inc. issued a press release announcing the closing of 19 Superstores and five regional offices. The closings are expected to be completed by the end of the current month. The press release is attached as Exhibit 99.1 to this report.

Based on continuing analysis of markets across the country, the Company has identified 19 Superstores located in trade areas that the Company believes can no longer support a Circuit City Superstore, leaving the locations with no reasonable expectation of positive cash flow and without relocation opportunities over the near term. In many larger markets in which the Company is closing stores, it has added incremental stores in more vital trade areas or relocated stores to more attractive sites. The repositioning its stores within these markets continues, and it no longer makes financial sense to keep some of the stores in those markets open.

The closings were authorized by Circuit City's board of directors on February 15, 2005 and communicated to affected employees on February 16, 2005.

Circuit City expects to incur expenses of approximately $30 million after tax in conjunction with the store and regional office closings. The costs relate to lease contract termination costs of approximately $22 million after tax, other associated costs such as fixed asset disposals of approximately $7 million after tax and one-time termination benefits of approximately $1 million after tax. The costs will be recorded in the fourth quarter of the current fiscal year. The termination benefits and the lease termination costs will result in future cash expenditures.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

      (c)  Exhibits

Exhibit No.       Description of Exhibit
99.1              Press release issued February 16, 2005










                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CIRCUIT CITY STORES, INC.



                            By:  /s/Philip J. Dunn
                                 ---------------------------------------------
                                 Philip J. Dunn
                                 Senior Vice President, Treasurer,
                                 Corporate Controller and
                                 Chief Accounting Officer



Date:    February 21, 2005








                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
99.1              Press release issued February 16, 2005